                                                                    EXHIBIT 10.6

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

      This Fifth Amendment to Credit Agreement (this "FIFTH AMENDMENT") dated as of January 30, 2004, to be effective as set forth in Section 4 hereof, is among Comstock Resources, Inc., a Nevada corporation ("BORROWER"), certain of the Lenders from time to time party to the Credit Agreement (as defined below) comprising not less than the Majority Lenders, Toronto Dominion (Texas), Inc., ("ADMINISTRATIVE AGENT"), and The Toronto-Dominion Bank ("ISSUING BANK").

                              PRELIMINARY STATEMENT

      A. The Borrower, the Lenders, the Administrative Agent and the Issuing Bank have entered into that certain Credit Agreement dated as of December 17, 2001, as amended by the First Amendment to Credit Agreement dated as of December 26, 2001, and as further amended by the Second Amendment to Credit Agreement dated as of February 4, 2002, and as further amended by the Third Amendment to Credit Agreement dated as of April 15, 2002, and as further amended by the Fourth Amendment to Credit Agreement dated as of May 13, 2003 (such Credit Agreement, as so amended and as otherwise amended, restated or supplemented from time to time until the date hereof, the "CREDIT AGREEMENT").

      B. The Borrower has requested that the Administrative Agent, the Issuing Bank and the Lenders enter into this Fifth Amendment for the purpose of amending certain provisions of the Credit Agreement as more particularly set forth herein.

      C. The Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto have agreed, on the terms and subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement as more particularly set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

      Section 1. DEFINITIONS. Unless otherwise defined in this Fifth Amendment, each capitalized term used in this Fifth Amendment (including in the preliminary statement above) has the meaning assigned to such term in the Credit Agreement.

      Section 2. AMENDMENT OF CREDIT AGREEMENT.

                  (a) The definitions of "Optional Indenture Payment" and
            "Permitted Redemption" in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.

                  (b) Clause (e) of Section 7.6 of the Credit Agreement is
            hereby amended and restated in its entirety to provide as follows:

                  "(e) other Restricted Payments that do not exceed $10,000,000 in aggregate amount since the Closing Date; provided


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            that both before and after giving effect to such Restricted Payment, as applicable, (on a pro forma basis acceptable to the Administrative Agent) no Default or Event of Default shall have occurred and be continuing and all representations and warranties contained in Article V hereof shall be true and correct in all material respects as if made at the time of such Restricted
            Payment;"

                  (c) Subclause (i) of Section 7.12(a) of the Credit Agreement
            is hereby deleted in its entirety and replaced with the words "[Intentionally Omitted].".

      Section 3. RATIFICATION. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.

      Section 4. EFFECTIVENESS. This Fifth Amendment shall become effective as of the date first written above upon satisfaction of each of the conditions set forth in this Section 4:

                  (a) The Administrative Agent shall have received duly executed counterparts of this Fifth Amendment from the Borrower, the Issuing Bank and the Majority Lenders, together with a duly executed consent of each Guarantor to this Fifth Amendment and a ratification of each Loan Document to which such Guarantor is a party.

                  (b) The Borrower shall have confirmed and acknowledged to the
            Administrative Agent, the Issuing Bank and the Lenders, and by its execution and delivery of this Fifth Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Fifth Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

      Section 5. GOVERNING LAW. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except section 5-1401 of the New York General Obligations Law).

      Section 6. MISCELLANEOUS. (a) On and after the effectiveness of this Fifth Amendment, each reference in each Loan Document to "this Agreement", "this Note", "this


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Mortgage", "hereunder", "hereof" or words of like import, referring to such Loan
Document, and each reference in each other Loan Document to "the Credit Agreement", "the Notes", "the Mortgages", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Fifth Amendment; (b) the execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent, the Issuing Bank and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Fifth Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

      Section 7. FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


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      IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                    BORROWER:

                                    COMSTOCK RESOURCES, INC.,
                                    a Nevada corporation

                                    By: /s/ M. JAY ALLISON
                                       -----------------------------------------
                                    Name: M. Jay Allison
                                    Title: President and Chief Executive Officer

                                    ADMINISTRATIVE AGENT, ISSUING BANK
                                    AND LENDERS:

                                    TORONTO DOMINION (TEXAS), INC.
                                    as Administrative Agent and Lender

                                    By:/s/ NEVA NESBITT
                                       -----------------------------------------
                                    Name: Neva Nesbitt
                                    Title: Vice President

                                    THE TORONTO-DOMINION BANK,
                                    as Issuing Bank

                                    By:/s/ NEVA NESBITT
                                       -----------------------------------------
                                    Name: Neva Nesbitt
                                    Title: Manager Syndications & Credit
                                           Administration

                                    BANK OF MONTREAL,
                                    as Syndication Agent and Lender

                                    By:/s/ JAMES V. DUCOTE
                                       -----------------------------------------
                                    Name: James V. Ducote
                                    Title: Director


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

                                    FORTIS CAPITAL CORP.

                                    By:/s/ DAVID MONTGOMERY
                                       -----------------------------------------
                                    Name: David Montgomery
                                    Title: Senior Vice President

                                    By:/s/ DARRELL W. HOLLEY
                                       -----------------------------------------
                                    Name: Darrell W. Holley
                                    Title: Managing Director

                                    BANK OF SCOTLAND

                                    By:/s/ JOSEPH FRATUS
                                       -----------------------------------------
                                    Name: Joseph Fratus
                                    Title: First Vice President

                                    WASHINGTON MUTUAL BANK, FA

                                    By:/s/ MARK ISENSEE
                                       -----------------------------------------
                                    Name: Mark Isensee
                                    Title: Vice Pesident

                                    CIBC INC.

                                    By:/s/ JOHN P. BURKE
                                       -----------------------------------------
                                    Name: John P. Burke
                                    Title: Executive Director

                                    COMERICA BANK-TEXAS

                                    By:/s/ PETER L. SEFZIK
                                       -----------------------------------------
                                    Name: Peter L. Sefzik
                                    Title: Assistant Vice Pesident


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

                                    COMPASS BANK

                                    By:/s/ DOROTHY MARCHAND
                                       -----------------------------------------
                                    Name: Dorothy Marchand
                                    Title: Senior Vice President

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:/s/ JOHN WATTINGER
                                       -----------------------------------------
                                    Name: John Wattinger
                                    Title: Vice President

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:/s/ SEAN MURPHY
                                       -----------------------------------------
                                    Name: Sean Murphy
                                    Title: Vice President

                                    HIBERNIA NATIONAL BANK

                                    By:/s/ DARIA MAHONEY
                                       -----------------------------------------
                                    Name: Daria Mahoney
                                    Title: Vice President

                                    NATEXIS BANQUES POPULAIRES

                                    By:/s/ DONOVAN C. BROUSSARD
                                       -----------------------------------------
                                    Name: Donovan C. Broussard
                                    Title: Vice President and Manager


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                          ACKNOWLEDGMENT BY GUARANTORS

      Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Fifth Amendment to Credit Agreement dated as of January 30, 2004 (the "Fifth Amendment"), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Fifth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and
(c) it has reviewed a copy of the Fifth Amendment.



                                    COMSTOCK OIL & GAS, INC.
                                    COMSTOCK OIL & GAS HOLDINGS, INC.
                                    COMSTOCK OIL & GAS - LOUISIANA, LLC
                                    COMSTOCK OFFSHORE, LLC


                                    By:/s/ M. JAY ALLISON
                                      ------------------------------------------
                                    Name: M. Jay Allison
                                    Title: President and Chief Executive Officer


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